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                                                                   Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 14, 2001 and August 14, 2001 included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-66831, 333-79047 and 333-58264).


                                              ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 29, 2001